Exhibit 10.1

RESIGNATION OF POSITIONS AND

TERMINATION OF EMPLOYMENT AGREEMENT

WHEREAS, Anita C. Cambre has served as the Vice President, Chief Financial Officer and Secretary of Mutual Savings and Loan Association (the “Association”) and its holding company Magnolia Bancorp, Inc. (the “Company”) on a part-time basis for the past year;

WHEREAS, the Association and the Company have hired a full-time certified public accountant to replace Ms. Cambre as their Chief Financial Officer, and Ms. Cambre is willing to voluntarily relinquish her positions as Vice President, Chief Financial Officer and Secretary of the Association and the Company; and

WHEREAS, the Association and the Company desire to terminate the employment agreement with Ms. Cambre dated May 16, 2024 (the “Employment Agreement”) pursuant to which Ms. Cambre was to serve as the full-time Chief Financial Officer of the Association and the Company, and Ms. Cambre is in agreement to have her employment agreement voluntarily terminated;

NOW, THEREFORE, the parties hereby agree as follows:

1.	Ms. Anita C. Cambre hereby voluntarily resigns her positions as the Vice President, Chief Financial Officer and Secretary of the Association and the Company, effective as of September 18, 2025.

2.	The Employment Agreement is hereby terminated in its entirety effective as of September 18, 2025, with no further compensation payable thereunder.

3.	Ms. Cambre shall continue to serve as a director of the Association and the Company.

(Signature page follows)

IN WITNESS WHEREOF, the parties have executed this Agreement as of this 18th day of September 2025.

ATTEST:		MAGNOLIA BANCORP, INC.

By:	/s/ Michael L. Hurley	By:	/s/ John Andressen
	Michael L. Hurley		John Andressen
	Chairman, President and Chief Executive Officer		Vice Chairman of the Board of Directors

MUTUAL SAVINGS AND LOAN ASSOCIATION

By:	/s/ Michael L. Hurley	By:	/s/ John Andressen
	Michael L. Hurley		John Andressen
	Chairman, President and Chief Executive Officer		Vice Chairman of the Board of Directors

EXECUTIVE

By:	/s/ Anita C. Cambre
Anita C. Cambre

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